UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On April 29, 2010, Polaris Industries Inc. (the “Company”) entered into an Amended and Restated Rights Agreement with Wells Fargo Bank, National Association (fka Norwest Bank Minnesota, N.A.), as rights agent (the “Amended and Restated Rights Agreement”). The principal purposes of the Amended and Restated Rights Agreement are to (i) extend the Final Expiration Date of the Rights from May 31, 2010 to April 29, 2020, (ii) expand the definition of “Beneficial Owner” to include certain derivative securities relating to the Common Stock of the Company, (iii) increase the Purchase Price for the Rights to $250.00 per share, and (iv) make certain other technical and conforming changes that the Company determined were necessary or desirable.
          The foregoing summary of the revisions reflected in the Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated by reference herein. All capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Amended and Restated Rights Agreement.
Item 3.03 Material Modification to the Rights of Security Holders.
          The disclosures set forth in Item 1.01 above are hereby incorporated by reference into this Item 3.03.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On April 29, 2010, the Board of Directors of the Company approved an amendment and restatement of the bylaws of the Company (the “Amended and Restated Bylaws”) to add Sections 1.13 and 2.14 to (i) include an advance notice requirement for shareholder proposals or nominations of director candidates, and (ii) require additional information regarding the proposing shareholder’s economic interests in the Company, including interests in derivative securities, and information regarding any person acting in concert with the proposing shareholder. A copy of Sections 1.13 and 2.14 of the Company’s bylaws, as amended, is filed with this Form 8-K as Exhibit 3(b).
Item 5.07 Submission of Matters to a Vote of Security Holders.
          The Company held its annual meeting of shareholders on April 29, 2010. Proxies for matters to be voted upon at the annual meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended. Two proposals were voted upon at the annual meeting. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 10, 2010. The final results for the votes regarding each proposal are set forth below.
1.	The following nominees were elected as Class I members of the Board of Directors of the Company for three-year terms ending in 2013:

Name	For	Withhold	Broker Non-Vote
Robert L. Caulk	22,029,650	220,906	5,724,446
Bernd F. Kessler	21,975,043	275,513	5,724,446
Scott W. Wine	22,036,017	214,539	5,724,446
The terms of the following directors continued after the annual meeting: Annette K. Clayton, John R. Menard, Jr., Gregory R. Palen, R.M. (Mark) Schreck, William Grant Van Dyke and John P. Wiehoff.

2.	The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010 was ratified:

Votes For	Votes Against	Abstentions	Broker Non-Vote
27,331,479	535,330	108,193	—
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.		Description
3	(b)	Sections 1.13 and 2.14 of the Amended and Restated Bylaws of Polaris Industries Inc.

4.1		Amended and Restated Rights Agreement, dated as of April 29, 2010 by and between Polaris Industries Inc. and Wells Fargo Bank, National Association.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: April 30, 2010

POLARIS INDUSTRIES INC.

/s/ Michael W. Malone

Michael W. Malone
Vice President — Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
3	(b)	Sections 1.13 and 2.14 of the Amended and Restated Bylaws of Polaris Industries Inc.

4.1		Amended and Restated Rights Agreement, dated as of April 29, 2010 by and between Polaris Industries Inc. and Wells Fargo Bank, National Association.

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